Trade payables	12 Months Ended
Dec. 31, 2022
Trade payables
Trade payables

23. Trade payables

The following table represents trade payables:

Trade payables	December 31,
in €‘000	2021	2022
License fee payables for capitalized sports data rights – non-current	316,576	264,529
Other trade payables – non-current	3,852	5,388
Trade payables non-current	320,428	269,917
License fee payables for capitalized sports data rights – current	124,789	148,638
Other trade payables and accrued expenses – current	25,223	56,356
Trade payables current	150,012	204,994
Total	470,440	474,911

License agreements which qualify as intangible assets are initially measured at cost. These costs are determined based on the present value of the license payments scheduled over the applicable binding period. As of December 31, 2021 and 2022, the carrying amount of license payments was €441,365 and €407,635, respectively.